SECURITIES AND EXCHANGE COMMISSION
                                            WASHINGTON, D.C. 20549

                                                       FORM 8-K
                                                CURRENT REPORT

          Date of Report: October 10, 1996

                                              ROYALE ENERGY, INC.

                            CALIFORNIA                              0-22750
          33-0224120
          (State    or   other   jurisdiction   of              (Commission
          (I.R.S. Employer
          incorporation    or    organization)               File   Number)
          Identification No.)


                                7676 HAZARD CENTER DRIVE, SUITE 1500
                                                SAN DIEGO, CA 92108
                                       (Address   of   principal  executive
          offices)

                                        Issuer's      telephone     number:
          619-297-8505

          Item 5.     Other Events

                   Royale Energy, Inc. (the "Company"), has retained the Peter Grandich Company ("PGC"), a financial public relations firm, to provide investor relations consulting services to the Company. PGC will assist the Company in distributing reports concerning the Company's operations to financial news services and in maintaining contact between the Company and investors. The Company pays fees to PCG based on specific finanical public relations tasks and events.

                                             SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  ROYALE ENERGY INC,

          DATE: OCTOBER 28, 1996                      /S/ DONALD H. HOSMER
                                                     DONALD    H.   HOSMER,
          PRESIDENT AND
                                                  CHIEF EXECUTIVE OFFICER